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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

☒
Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

October 7, 2003
Date of Report
(Date of earliest event reported)

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Seventeenth Street, Suite 3300
Denver, Colorado 80202
(Address of principal executive offices)

Telephone Number (303) 295-3995
(Registrant's telephone number)

Not applicable
(Former name and address)

ITEM 9. REGULATION FD DISCLOSURE

        On October 7, 2003, Cimarex Energy Co. (NYSE XEC) provided an operations update and scheduled the third quarter 2003 conference call. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.
Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.
Dated: October 7, 2003	By:	/s/ PAUL KORUS Paul Korus, Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

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  ITEM 9. REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX